Exhibit 99.9

Project Chelsea - Weekly Cash Flow Forecast Dollars USD Week 1 Week 2 Week 3 Week 4 Week 5 Week 6 Week 7 Week 8 Week 9 Week 10 Week 11 Week 12 Week 13 Week 14 2/3 2/10 2/17 2/24 3/3 3/10 3/17 3/24 3/31 4/7 4/14 4/21 4/28 5/5 2/9 2/16 2/23 3/2 3/9 3/16 3/23 3/30 4/6 4/13 4/20 4/27 5/4 5/11 CONSOLIDATED Forecast Forecast Forecast Forecast Forecast Forecast Forecast Forecast Forecast Forecast Forecast Forecast Forecast Forecast AR Collection $ 15,870 $ 15,679 $ 15,299 $ 18,258 $ 23,237 $ 31,505 $ 26,347 $ 26,347 $ 26,391 $ 26,183 $ 27,404 $ 28,056 $ 22,636 $ 25,568 Non-Trade 119 49 31 22 40 18 531 607 733 1,221 733 1,466 1,059 733 Cash Receipts Waste 303 303 - 607 76 607 - 683 - 326 407 489 - - Total Cash Receipts 16,293 16,031 15,330 18,886 23,353 32,129 26,878 27,637 27,124 27,730 28,544 30,010 23,695 26,301 Vendor Payments (11,374) (11,169) (14,124) (14,279) (16,546) (15,758) (11,069) (7,201) (18,775) (15,812) (15,087) (16,683) (13,809) (15,096) Payroll (2,700) (5,700) (2,700) (11,000) (2,700) (5,700) (2,700) (11,000) (2,700) (5,700) (2,700) (15,000) (2,700) (5,700) Taxes (100) (400) (1,000) (600) (100) (400) (1,000) (600) - (100) (1,300) (500) (200) (100) ing Benefits (1,708) (1,108) (608) (1,708) (1,708) (1,108) (708) (1,708) (1,708) (1,708) (1,192) (1,608) (1,808) (808) Rent (1,300) - - (1,400) - - - (100) (1,300) - - - (1,400) - Operat Other Payments (500) (500) (400) (800) (500) (500) (500) (500) (800) (500) (500) (500) (800) (500) Disbursements Transfers to Foreign Subsidiaries - - - (1,100) - - - - (1,100) - - - (1,100) - Plant Closures (250) (250) (250) (250) (750) (750) (750) (750) (750) (750) (750) (750) (750) (750) Total Operating Cash Disbursements (17,932) (19,126) (19,082) (31,137) (22,304) (24,216) (16,727) (21,859) (27,133) (24,570) (21,528) (35,041) (22,566) (22,953) OPERATING CASH FLOW (1,639) (3,096) (3,751) (12,250) 1,049 7,914 10,151 5,778 (9) 3,160 7,016 (5,031) 1,129 3,347 Proceeds for Issuance of Debt - - - - - - - - - - - - - - vice Principal - - - - - - - - - - - - - - Debt Ser Interest and Financing Fees (5,097) (10) - (937) - - - (965) (500) - - - (942) - Total Financing Cash Receipts / Disbursement (5,097) (10) - (937) - - - (965) (500) - - - (942) - LSC Vendor Reimbursement 1,000 1,000 1,000 1,000 1,000 1,000 1,000 1,000 - - - - - - TSA LSC / QP Related AP (1,000) (1,000) (1,000) (1,000) (1,000) (1,000) (1,000) (1,000) (1,000) - - - - - / LSC Customer Collection 2,000 2,000 2,000 2,000 2,000 2,000 2,000 2,000 - - - - - - LSC LSC / QP Related AR (2,000) (2,000) (2,000) (2,000) (2,000) (2,000) (2,000) (2,000) (2,000) - - - - - QP QP Sale Proceeds - - - - - - - - - - - - - - Total QP Disbursements / Adjustments - - - - - - - - (3,000) - - - - - Restructuring Professional Fees - - (160) (160) - - (160) (495) (425) (2,415) (2,425) (1,085) (495) (605) Utility Deposit (1,400) - - - - - - - - - - - - - Other DIP Proceeds 50,000 - 50,000 - - - - - - - - - - - Total Other Disbursements / Adjustments 48,600 - 49,840 (160) - - (160) (495) (425) (2,415) (2,425) (1,085) (495) (605) NET CASH FLOW 41,863 (3,105) 46,089 (13,347) 1,049 7,914 9,991 4,318 (3,934) 745 4,591 (6,116) (308) 2,742 - - - - - - - - - 0 - (0) (0) - Borrowing Base 146,000 146,000 146,000 147,953 147,953 147,953 147,953 159,976 159,976 159,976 159,976 159,976 149,957 149,957 Professional Fee Reserve (15,100) (15,100) (15,100) (15,100) (15,100) (15,100) (15,100) (15,100) (15,100) (15,100) (15,100) (15,100) (15,100) (15,100) Net Borrowing Base 130,900 130,900 130,900 132,853 132,853 132,853 132,853 144,876 144,876 144,876 144,876 144,876 134,857 134,857 Starting ABL Outstanding 120,164 78,301 81,406 35,317 48,664 47,615 39,701 29,710 25,392 29,326 28,581 23,990 30,106 30,414 ABL Draw / (Repayment) (41,863) 3,105 (46,089) 13,347 (1,049) (7,914) (9,991) (4,318) 3,934 (745) (4,591) 6,116 308 (2,742) Ending ABL Outstanding 78,301 81,406 35,317 48,664 47,615 39,701 29,710 25,392 29,326 28,581 23,990 30,106 30,414 27,671 Liquidity Plus : L/Cs Outstanding 16,600 16,600 16,600 16,600 16,600 16,600 16,600 16,600 16,600 16,600 16,600 16,600 16,600 16,600 Borrowings + L/Cs 94,901 98,006 51,917 65,264 64,215 56,301 46,310 41,992 45,926 45,181 40,590 46,706 47,014 44,271 Ending ABL Availability 35,999 32,894 78,983 67,589 68,638 76,552 86,543 102,884 98,950 99,695 104,286 98,170 87,843 90,585 Less: Outstanding Check Float (2,000) (4,000) (6,000) (7,000) (7,000) (7,000) (7,000) (7,000) (4,000) (4,000) (4,000) (4,000) (4,000) (4,000) Plus: Unrestricted Cash - - - - - - - - - - - - - - LIQUIDITY 33,999 28,894 72,983 60,589 61,638 69,552 79,543 95,884 94,950 95,695 100,286 94,170 83,843 86,585 1 of 3

Project Chelsea - Weekly Cash Flow Forecast Dollars USD Week 15 Week 16 Week 17 Week 18 Week 19 Week 20 Week 21 Week 22 Week 23 Week 24 Week 25 Week 26 Week 27 5/12 5/19 5/26 6/2 6/9 6/16 6/23 6/30 7/7 7/14 7/21 7/28 8/4 5/18 5/25 6/1 6/8 6/15 6/22 6/29 7/6 7/13 7/20 7/27 8/3 8/10 CONSOLIDATED Forecast Forecast Forecast Forecast Forecast Forecast Forecast Forecast Forecast Forecast Forecast Forecast Forecast s AR Collection $ 18,077 $ 23,044 $ 20,194 $ 22,392 $ 24,753 $ 25,242 $ 19,624 $ 23,946 $ 22,212 $ 21,551 $ 20,973 $ 24,194 $ 27,909 Non-Trade 244 570 733 814 407 326 244 578 1,156 495 413 165 661 Cash Receipt Waste 570 - 570 326 81 - 489 - 495 - 165 495 330 Total Cash Receipts 18,891 23,614 21,496 23,532 25,242 25,568 20,356 24,524 23,863 22,047 21,551 24,854 28,900 Vendor Payments (15,241) (13,572) (11,051) (14,080) (14,805) (11,394) (9,870) (19,591) (18,364) (16,495) (14,220) (11,813) (15,845) Payroll (2,700) (5,700) (8,000) (5,700) (2,700) (5,700) (8,000) (5,700) (2,700) (5,700) (6,000) (11,700) (2,700) Taxes (400) (1,400) (200) - (500) (1,000) (600) - (100) (1,300) (500) (200) (100) Benefits (1,108) (1,608) (808) (1,108) (908) (908) (1,708) (1,908) (708) (1,192) (1,708) (1,208) (1,608) Rent - - (100) (1,300) - - (100) (1,300) - - - (1,400) - Operating bursements Other Payments (500) (500) (800) (500) (500) (500) (500) (700) (500) (500) (500) (500) (500) Dis Transfers to Foreign Subsidiaries - - - (1,100) - - - (1,100) - - - (1,100) - Plant Closures (750) (750) (750) (750) (750) (750) (750) (750) (750) (750) (750) (750) (750) Total Operating Cash Disbursements (20,698) (23,529) (21,709) (24,537) (20,163) (20,252) (21,528) (31,049) (23,121) (25,936) (23,677) (28,671) (21,503) OPERATING CASH FLOW (1,808) 84 (212) (1,005) 5,079 5,316 (1,171) (6,525) 742 (3,890) (2,126) (3,817) 7,398 Proceeds for Issuance of Debt - - - - - - - - - - - - - Principal - - - - - - - - - - - - - Debt Service Interest and Financing Fees - - (985) - - - (1,440) - - - - (1,036) - Total Financing Cash Receipts / Disbursement - - (985) - - - (1,440) - - - - (1,036) - LSC Vendor Reimbursement - - - - - - - - - - - - - TSA LSC / QP Related AP - - - - - - - - - - - - - / LSC Customer Collection - - - - - - - - - - - - - LSC LSC / QP Related AR - - - - - - - - - - - - - QP QP Sale Proceeds - - - - - - - - - - - - - Total QP Disbursements / Adjustments - - - - - - - - - - - - - Restructuring Professional Fees (2,025) (1,315) (495) (335) (2,260) (735) (410) (520) (1,765) (855) (725) (495) (725) Utility Deposit - - - - - - - - - - - - - Other DIP Proceeds - - - - - - - - - - - - - Total Other Disbursements / Adjustments (2,025) (1,315) (495) (335) (2,260) (735) (410) (520) (1,765) (855) (725) (495) (725) NET CASH FLOW (3,833) (1,231) (1,692) (1,340) 2,819 4,581 (3,022) (7,045) (1,023) (4,745) (2,851) (5,348) 6,673 - 0 (0) 0 0 - (0) - 0 - - - - Borrowing Base 149,957 149,957 135,421 135,421 135,421 135,421 135,421 135,421 135,421 135,421 135,421 135,421 135,421 Professional Fee Reserve (15,100) (15,100) (15,100) (15,100) (15,100) (15,100) (15,100) (15,100) (15,100) (15,100) (15,100) (15,100) (15,100) Net Borrowing Base 134,857 134,857 120,321 120,321 120,321 120,321 120,321 120,321 120,321 120,321 120,321 120,321 120,321 Starting ABL Outstanding 27,671 31,504 32,735 34,426 35,767 32,948 28,367 31,389 38,434 39,457 44,202 47,053 52,401 ABL Draw / (Repayment) 3,833 1,231 1,692 1,340 (2,819) (4,581) 3,022 7,045 1,023 4,745 2,851 5,348 (6,673) Ending ABL Outstanding 31,504 32,735 34,426 35,767 32,948 28,367 31,389 38,434 39,457 44,202 47,053 52,401 45,728 Liquidity Plus : L/Cs Outstanding 16,600 16,600 16,600 16,600 16,600 16,600 16,600 16,600 16,600 16,600 16,600 16,600 16,600 Borrowings + L/Cs 48,104 49,335 51,026 52,367 49,548 44,967 47,989 55,034 56,057 60,802 63,653 69,001 62,328 Ending ABL Availability 86,753 85,522 69,295 67,955 70,774 75,355 72,333 65,287 64,264 59,520 56,669 51,321 57,993 Less: Outstanding Check Float (4,000) (4,000) (4,000) (4,000) (4,000) (4,000) (4,000) (4,000) (4,000) (4,000) (4,000) (4,000) (4,000) Plus: Unrestricted Cash - - - - - - - - - - - - - LIQUIDITY 82,753 81,522 65,295 63,955 66,774 71,355 68,333 61,287 60,264 55,520 52,669 47,321 53,993 2 of 3

Project Chelsea - Weekly Cash Flow Forecast Dollars USD Week 28 Week 29 Week 30 Week 31 Week 32 Week 33 Week 34 Week 35 Week 36 Week 37 Week 38 Total 8/11 8/18 8/25 9/1 9/8 9/15 9/22 9/29 10/6 10/13 10/20 2/3 8/17 8/24 8/31 9/7 9/14 9/21 9/28 10/5 10/12 10/19 10/26 10/26 CONSOLIDATED Forecast Forecast Forecast Forecast Forecast Forecast Forecast Forecast Forecast Forecast Forecast Forecast AR Collection $ 20,560 $ 22,955 $ 19,900 $ 20,313 $ 21,551 $ 20,230 $ 26,836 $ 21,800 $ 21,720 $ 21,084 $ 22,914 $ 862,755 Non-Trade 495 495 413 495 1,239 248 248 1,909 955 636 2,307 23,608 Cash Receipts Waste 83 330 495 - 248 - 743 - 239 80 159 9,699 Total Cash Receipts 21,138 23,781 20,808 20,808 23,038 20,478 27,827 23,709 22,914 21,800 25,380 896,061 Vendor Payments (16,105) (15,926) (14,216) (14,982) (15,439) (8,857) (10,726) (17,863) (16,194) (16,770) (15,474) (545,674) Payroll (5,700) (2,700) (11,000) (2,700) (5,700) (2,700) (11,000) (2,700) (5,700) (2,700) (11,033) (215,333) Taxes (400) (1,400) (200) - (500) (900) (500) (200) (100) (1,300) (500) (18,700) Benefits (808) (1,608) (1,208) (1,408) (808) (1,325) (1,908) (1,808) (1,208) (692) (1,808) (50,261) Rent - - (100) (1,300) - - (100) (1,300) - - - (12,500) Other Payments (500) (500) (500) (500) (500) (500) (500) (500) (500) (500) (500) (20,300) Operating Disbursements Transfers to Foreign Subsidiaries - - - (1,100) - - - (1,100) - - - (8,800) Plant Closures (750) (750) (250) - - - - - - - - (20,000) Total Operating Cash Disbursements (24,263) (22,884) (27,474) (21,990) (22,946) (14,282) (24,733) (25,470) (23,702) (21,962) (29,315) (891,568) OPERATING CASH FLOW (3,124) 897 (6,666) (1,182) 91 6,196 3,093 (1,761) (788) (162) (3,935) 4,493 Proceeds for Issuance of Debt - - - - - - - - - - - - vice Principal - - - - - - - - - - - - Debt Ser Interest and Financing Fees - - (1,024) - - - (500) (1,042) - - - (14,477) Total Financing Cash Receipts / Disbursement - - (1,024) - - - (500) (1,042) - - - (14,477) LSC Vendor Reimbursement - - - - - - - - - - - 8,000 TSA LSC / QP Related AP - - - - - - - - - - - (9,000) / LSC Customer Collection - - - - - - - - - - - 16,000 LSC LSC / QP Related AR - - - - - - - - - - - (18,000) QP QP Sale Proceeds - - - - - - - - - - - - Total QP Disbursements / Adjustments - - - - - - - - - - - (3,000) Restructuring Professional Fees (3,870) (955) (495) (535) (3,060) (775) (3,285) (695) (1,765) (855) (14,522) (51,897) Utility Deposit - - - - - - - - - - - (1,400) Other DIP Proceeds - - - - - - - - - - - 100,000 Total Other Disbursements / Adjustments (3,870) (955) (495) (535) (3,060) (775) (3,285) (695) (1,765) (855) (14,522) 46,703 NET CASH FLOW (6,994) (58) (8,185) (1,717) (2,969) 5,421 (692) (3,498) (2,553) (1,017) (18,457) 33,719 - (0) - (0) - - (0) (0) 0 0 - Borrowing Base 135,421 135,421 135,093 135,093 135,093 135,093 135,093 135,093 135,093 135,093 135,093 135,093 Professional Fee Reserve (15,100) (15,100) (15,100) (15,100) (15,100) (15,100) (15,100) (15,100) (15,100) (15,100) (15,100) (15,100) Net Borrowing Base 120,321 120,321 119,993 119,993 119,993 119,993 119,993 119,993 119,993 119,993 119,993 119,993 Starting ABL Outstanding 45,728 52,722 52,780 60,965 62,682 65,651 60,229 60,921 64,419 66,972 67,988 120,164 ABL Draw / (Repayment) 6,994 58 8,185 1,717 2,969 (5,421) 692 3,498 2,553 1,017 18,457 (33,719) Ending ABL Outstanding 52,722 52,780 60,965 62,682 65,651 60,229 60,921 64,419 66,972 67,988 86,445 86,445 Liquidity Plus : L/Cs Outstanding 16,600 16,600 16,600 16,600 16,600 16,600 16,600 16,600 16,600 16,600 16,600 16,600 Borrowings + L/Cs 69,322 69,380 77,565 79,282 82,251 76,829 77,521 81,019 83,572 84,588 103,045 103,045 Ending ABL Availability 50,999 50,941 42,428 40,712 37,743 43,164 42,472 38,975 36,422 35,405 16,948 16,948 Less: Outstanding Check Float (4,000) (4,000) (4,000) (4,000) (4,000) (4,000) (4,000) (4,000) (4,000) (4,000) (4,000) (4,000) Plus: Unrestricted Cash - - - - - - - - - - - - LIQUIDITY 46,999 46,941 38,428 36,712 33,743 39,164 38,472 34,975 32,422 31,405 12,948 12,948 3 of 3